Exhibit 99.1

in the industry TRANSFORMATIONAL COMBINATION Creating the largest African American-led MDI in the nation and a leadership example August 26, 2020 1

Additional Information and Where to Find it This communication does not constitute an offer to buy or sell or the solicitation of an offer to buy or sell any securities or a solicitation of any vote or approval. This communication relates to a proposed business combination (the “proposed transaction”) between Broadway Financial Corporation, a Delaware corporation (“Broadway”), and CFBanc Corp., a District of Columbia benefit corporation (“City First”). In connection with the proposed transaction, Broadway intends to file with the Securities and Exchange Commission (the “SEC”) a registration statement on Form S-4 (the “Registration Statement”) that will include a joint proxy statement of Broadway and City First and a prospectus of Broadway (the “Joint Proxy/Prospectus”). Broadway also plans to file other relevant documents with the SEC regarding the proposed transaction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the U.S. Securities Act of 1933, as amended, and no offer to sell or solicitation of an offer to buy shall be made in any jurisdiction in which such offer, solicitation or sale would be unlawful. Any definitive Joint Proxy/Prospectus (if and when available) will be mailed or otherwise provided to stockholders of Broadway and City First. INVESTORS AND SECURITY HOLDERS OF THE COMPANY AND CITY FIRST ARE URGED TO READ THE REGISTRATION STATEMENT, JOINT PROXY/PROSPECTUS AND OTHER DOCUMENTS THAT MAY BE FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THOSE DOCUMENTS, CAREFULLY AND IN THEIR ENTIRETY IF AND WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. Investors and security holders will be able to obtain free copies of these documents (if and when available) and other documents containing important information about Broadway and City First, once such documents are filed with the SEC through the website maintained by the SEC at http://www.sec.gov.Copies of the documents filed with the SEC by Broadway will also be available free of charge on Broadway’s website at https://www.broadwayfederalbank.com/financial-highlights. Copies of the Registration Statement and the Joint Proxy/Prospectus can also be obtained, when it becomes available, free of charge by directing a request to Broadway Financial Corporation, 5055 Wilshire Boulevard Suite 500, Los Angeles, California 90036, Attention: Investor Relations, Telephone: (323) 556-3264, or by email to investor.relations@broadwayfederalbank.com, or to CFBanc Corporation, 1432 U Street, NW DC 20009, Attention: Audrey Phillips, Corporate Secretary,Telephone: (202) 243-7141. Certain Information Concerning Participants Broadway, City First and certain of their respective directors and executive officers may be deemed to be participants in the solicitation of proxies in respect of the proposed transaction. Information about the directors and executive officers of Broadway is set forth in Broadway’s proxy statement for its 2020 annual meeting of stockholders, which was filed with the SEC on May 20, 2020. Information regarding all of the persons who may, under the rules of the SEC, be deemed participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the Joint Proxy/Prospectus and other relevant materials to be filed with the SEC when they become available. These documents, when available, can be obtained free of charge from the sources indicated above. Investors should read the Joint Proxy/Prospectus carefully when it becomes available before making any voting or investment decisions. Stronger Together 2 DISCLAIMERS

Cautionary Statement Regarding Forward-Looking Information This communication includes “forward-looking statements” within the meaning of the safe harbor provisions of the United States Private Securities Litigation Reform Act of 1995. Words such as “expect,” “estimate,” “project,” “budget,” “forecast,” “anticipate,” “intend,” “plan,” “may,” “will,” “could,” “should,” “poised,” “believes,” “predicts,” “potential,” “continue,” and similar expressions are intended to identify such forward-looking statements; however the absence of these words does not mean the statements are not forward-looking. Forward-looking statements in this communication include matters that involve known and unknown risks, uncertainties and other factors that may cause actual results, levels of activity, performance or achievements to differ materially from results expressed or implied by this communication. Such risk factors include, among others: the uncertainty as to the extent of the duration, scope and impacts of the COVID-19 pandemic; political and economic uncertainty, including any decline in global economic conditions or the stability of credit and financial markets; the expected timing and likelihood of completion of the proposed transaction, including the timing, receipt and terms and conditions of any required governmental and regulatory approvals of the proposed transaction that could reduce anticipated benefits or cause the parties to abandon the proposed transaction, the occurrence of any event, change or other circumstances that could give rise to the termination of the Merger Agreement, the possibility that stockholders of Broadway or of City First may not approve the merger agreement, the risk that the parties may not be able to satisfy the conditions to the proposed transaction in a timely manner or at all, or failure to close the proposed transaction for any other reason, risks related to disruption of management time from ongoing business operations due to the proposed transaction, the risk that any announcements relating to the proposed transaction could have adverse effects on the market price of Broadway Common Stock, the risk relating to the potential dilutive effect of shares of Company Common Stock to be issued in the proposed transaction, the risk of any unexpected costs or expenses resulting from the proposed transaction, the risk of any litigation relating to the proposed transaction, the risk of possible adverse rulings, judgments, settlements and other outcomes of pending litigation, the risk that the proposed transaction and its announcement could have an adverse effect on the ability of Broadway and City First to retain customers and retain and hire key personnel and maintain relationships with their customers and on their operating results and businesses generally, the risk the pending proposed transaction could distract management of both entities and that they will incur substantial costs, the risk that problems may arise in successfully integrating the businesses of the companies, which may result in the combined company not operating as effectively and efficiently as expected, or that the entities may not be able to successfully integrate the businesses, the risk that the combined company may be unable to achieve synergies or other anticipated benefits of the proposed transaction or it may take longer than expected to achieve those synergies or benefits and other important factors that could cause actual results to differ materially from those projected. All such factors are difficult to predict and are beyond Broadway’s control. Additional factors that could cause results to differ materially from those described above can be found in Broadway’s annual reports on Form 10-K, quarterly reports on Form 10-Q, current reports on Form 8-K or other filings, which have been filed with the SEC and are available on Broadway’s website at https://www.broadwayfederalbank.com/financial-highlights and on the SEC’s website at http://www.sec.gov. Actual results may differ materially from those contained in the forward-looking statements in this communication. Forward-looking statements speak only as of the date they are made and Broadway undertakes no obligation and does not intend to update these forward-looking statements to reflect events or circumstances occurring after the date of this communication.You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this communication. Stronger Together 3 DISCLAIMERS (CONTINUED)

Creates a bi-coastal franchise combining institutions having widely recognized Community Development Financial Institution (CDFI) and Minority Depository Institution (MDI) histories Direct impact to minority and historically under-served communities on a national stage Greater lending capacity to serve customers and communities Larger footprint and suite of products Enhanced prospects for future growth and impact on the communities each institution serves BYFC CFBanc Stronger Together 4 Washington, D.C. Los Angeles, CA MSA COMBINING TWO MISSION-ORIENTED FRANCHISES

Increases Scale and Capacity Excellent Balance Sheet Fit Diversified Loan Portfolio(4) Enhances Footprint(3) Ability to target respective markets with each others' unique expertise $850+ Million Total Assets 106% Loans/Deposits 59% Multifamily Real Estate 15% Commercial Real Estate $630+ Million Total Loans 2/6 Market presence in 2 of the top 6 largest MSAs 77% Core Deposits $590+ Million Total Deposits 11% 1-4 Family 35th Largest market share in the Washington, D.C. MSA 66th Largest market share in the Los Angeles MSA 9.0%+ TCE/TA(2) $88+ Million Total Equity 10% C&I 17.0%+ Total Risk-Based Capital Ratio(2) $12+ Million Legal Lending Limit 4% C&D (1) Shown simplified pro forma as of June 30, 2020 based on reported numbers; Excludes purchase accounting adjustments (2) Shown pro forma as of December 31, 2020 for illustrative purposes; Includes purchase accounting adjustments (3) United States Census Bureau (4) Data shown at the bank-level; See Appendix for additional detail; Consumer loans not shown Stronger Together 5 MERITS OF A COMBINATION(1)

Founding Purpose Impact Culture • • • Founded in 1998 by economic justice advocates and community and business leaders Response to disinvestment and discrimination in Low-and Moderate-Income (LMI) communities(1) Over $1.3 billion in mission critical capital deployed since founding across City First Bank, and its affiliates 77% of total loans to LMI communities(1) Strong risk management, relationship banking, partner to deliver on mission, structuring transactions to meet purpose • • • • • Founded in 1946 by three African American entrepreneurs Response to the lack of access to capital for home ownership for returning soldiers of World War II Over $800 million in loans financing affordable multi-family residential (MFR) units since 2013 67% of total loans to LMI communities(1) Strong risk management, customer-centric operating model with speed and efficiency in product delivery • • (1) Based on 2019 CDFI certification Stronger Together 6 VALUES ALIGNMENT

A merger that provides benefits to both banks Provides access to low cost deposits and liquid assets for funding loans Gains sizeable MFR loan book and a sophisticated and efficient scalable lending platform Immediately increases legal lending limit from $5MM to $12MM Increases capital base for increased resiliency Increases earnings through expense consolidation Provides a mechanism for shareholder liquidity and employee ownership participation Improved platform for mission capital aggregation and deployment, alongside affiliates Creates economies of expense consolidation scale and opportunities for Provides trusted leadership succession Preserves mission and plans to preserve legacy MDI/CDFI Increases capital base, permitting originations and retention greater MFR loan Diversifies portfolio across loan classes and markets Expands product line with expertise in New Markets Tax Credit (NMTC) market Stronger Together 7 COMPLEMENTARY INSTITUTIONS

• Potential to expand the City First mission structuring model to Southern California including CFE(1) Co-Lending, CFF(2) and NMTC Potential to optimize and expand City First low-cost mission deposit gathering model National platform for aggregation of both debt and equity from impact investors • • Mission: Creating a national affordable multifamily lending platform that takes advantage of: • • Efficiency, discipline and speed in the Broadway model Potential to expand the Broadway MFR production model to City First Multifamily lending: • Significant opportunity for sharing best-in-class products and services between the entities for substantial upgrades in speed, efficiency, infrastructure and systems, customer service, oversight and risk mitigation Operational: • • • Multifamily affordable housing (investment and development) Not for profit finance (facilities and enterprise) Small business finance (facilities and enterprise) Targeted customer segments: (1)City First Enterprises (2)City First Foundation Stronger Together 8 VISION FOR FORWARD STRATEGY

• • Merger of equals CFBanc Corporation merges into Broadway Financial Corporation (Nasdaq: BYFC) City First Bank to be the legal acquirer in the bank merger 100% stock consideration • Brian E. Argrett as President, CEO and Vice Chairman Wayne-Kent Bradshaw as Chairman Brenda Battey as Chief Financial Officer Leadership Merger Structure • • • • • Name to be agreed upon between announcement and closing The two bank’s historic names may be retained on a regional basis for a period after the transaction closing • • Fixed exchange ratio CFBanc shareholders will receive 13.626 shares of BYFC for each CFBanc share Name Exchange Ratio • • • Holding Company: Los Angeles, CA Bank: Washington, D.C. • 52.5% BYFC | 47.5% CFBanc Ownership Headquarters Board of Directors Timing and Approval • • Requisite regulatory and shareholder approvals Transaction target closing early Q1 2021 • 9 board members (4 BYFC | 5 CFBanc) Stronger Together 9 TRANSACTION SUMMARY

Management roles to be sourced from both institutions Brian Argrett Vice Chairman Marie Johns Lead Independent Director Wayne Bradshaw Chairman Brian Argrett President & Chief Executive Officer Tom Nida Market Executive Shannan Herbert Chief Credit Officer William Longbrake Director Virgil Roberts Director 4 5 Sonja Wells Interim Chief Lending Officer Michael Huang Director of Finance Belinda Tucker Director of Op. & Compliance Robert Davidson Director Annie Donovan Director Brenda Battey Chief Financial Officer Sandy Bellefeuille Chief Loan Officer Ruth McCloud Chief Retail Banking Officer Jack Thompson Director David McGrady Director Note: Management titles represent current roles within the respective entities Stronger Together 10 EXPERIENCED & DIVERSE MANAGEMENT TEAM AND BOARD OF DIRECTORS

Customers Communities Employees Stockholders • Expands product suite and service capabilities • Creates a national, mission-focused CDFI and MDI Expands and deepens mission in two of the top six MSA/urban markets(2) Increases capital and resources for creating jobs, affordable housing, and vital community services Improves access to financial products and services within LMI communities • Strengthens commitment to the mission of serving LMI communities Creates new opportunities for personal growth with a stronger organization • Double-digit earnings accretion • Offers significant potential value creation through scale and synergies Enhances franchise value as the leading African American MDI • • Enables company to make further investments in technology and talent • • • • Increases legal lending limit from $5mm / $7mm(1) to $12+mm • Provides employee ownership opportunity and attractive benefits Expands opportunities through greater investments in the organization • Increases liquidity for existing and potential stockholders Creates attractive platform for mission capital aggregation and acquisitions • Enhances customer relationships through stronger capital base Improves quality of service through adoption of best practices • • • • • Expands legacy of strong, conservative risk management (1) For City First and Broadway, respectively (2) United States Census Bureau Stronger Together 11 BENEFITS TO ALL STAKEHOLDERS

APPENDIX 12

1-4 Fam ily 4.5% Cons um er & Other 4.7% Cons umer & Other 1.5% 1-4 m ily .8% 1-4 Fam ily , 13.8% C&D, 0.3% Multifam ily 20. 1 C&I 9.9% 8.8% Multifam ily 58.6% C&D 4.2% CRE 28.1% C&I 30.2% CRE 15.1% Multifam ily, 77.0% C&D 12.1% Dollars in thousands Dollars in thousands Dollars in thousands Note: Data shown at the bank-level as of June 30, 2020 Source: June 30, 2020 Call Report Stronger Together 13 Loan Type Balance % 1-4 Family 68,287 10.8% Multifamily 370,832 58.6% CRE 95,417 15.1% C&D 26,381 4.2% C&I 62,414 9.9% Consumer & Other 9,621 1.5% Total Loans 632,952 100.0% MRQ Yield on Loans: 4.24% Loan Type Balance % 1-4 Family 9,286 4.5% Multifamily 41,790 20.3% CRE 57,807 28.1% C&D 24,972 12.1% C&I 62,136 30.2% Consumer & Other 9,611 4.7% Total Loans 205,602 100.0% MRQ Yield on Loans: 4.96% Loan Type Balance % 1-4 Family 59,001 13.8% Multifamily 329,042 77.0% CRE 37,610 8.8% C&D 1,409 0.3% C&I 278 0.1% Consumer & Other 10 0.0% Total Loans 427,350 100.0% MRQ Yield on Loans: 3.99% DE-RISKS AND DIVERSIFIES LOAN PORTFOLIO

Non-interes t Bearing IB, MMDA & Savings 42.1% Non-interes t Bearing 17.0% IB, MMDA & Savings 47.5% Non-interes t IB, MMDA & Savings 37.2% Beari 19.4 g Jum bo CDs 40.8% Jum bo CDs 35.6% Retail Jum bo CDs 29.8% Retail CDs 5.3% 7 2% Retail CDs 3.3% Dollars in thousands Dollars in thousands Dollars in thousands Note: Data shown at the bank-level as of June 30, 2020 Source: June 30, 2020 Call Report Stronger Together 14 Deposit Type Balance % Non-interest Bearing 102,962 17.0% IB, MMDA & Savings 255,346 42.1% Retail CDs 32,307 5.3% Jumbo CDs 216,092 35.6% Total Deposits 606,707 100.0% MRQ Cost of Deposits: 0.78% Deposit Type Balance % Non-interest Bearing 55,758 19.4% IB, MMDA & Savings 136,570 47.5% Retail CDs 9,365 3.3% Jumbo CDs 85,628 29.8% Total Deposits 287,321 100.0% MRQ Cost of Deposits: 0.32% Deposit Type Balance % Non-interest Bearing 47,204 14.8% IB, MMDA & Savings 118,776 37.2% Retail CDs 22,942 7.2% Jumbo CDs 130,464 40.8% Total Deposits 319,386 100.0% MRQ Cost of Deposits: 1.18% DEPOSIT COMPOSITION

While Broadway did not participate as a lender in the SBA’s Paycheck Protection Program (PPP) during Q2, it experienced an increase in deposits due to stimulus checks and PPP loans that were received by its depositors As of June 30, 2020, Broadway did not have any delinquencies and had received nominal requests for loan deferrals Broadway has remained open since the start of the COVID pandemic and most employees have continued to come to work Broadway’s corporate offices and branches are sufficiently spaced to allow social distancing to occur at all times Technology and equipment is provided to every employee on a continual basis Support functions employees were provided laptops to allow them to work from home, and all remote access must go through Broadway’s firewall All meetings are virtual if necessary Branches have taken proper precautions to reduce COVID transmission Shortened branch hours Safety information was provided on how COVID spreads and how to protect one’s self in the workplace Plexiglass shields were placed at each customer-facing service area in the branches Social distancing markers were placed on the floor in each branch Guards control entry to all branch locations Hand sanitizer is provided for customers’ use in the branches Stronger Together 15 BYFC COVID-19 IMPACT

COVID has had a disparate impact on low-income communities. Fortunately, City First’s continued financial strength in 2019 into 2020, and role as financial first responder, has allowed it to pivot to serve these communities in crisis As of June 30th 2020, City First provided over $30 million in PPP loans to nearly 100 businesses and not for profits. The bank has also seen an influx of strong mission-aligned customers seeking to borrow and place deposits with City First. The bank was also able to make payment deferments for its customers in line with the guidance from the OCC and the SBA Serving customers and creating value Serving existing borrowers, existing depositors, and new customers Creating value across target customer segments of affordable housing developers and investors, not for profits, and small businesses Expanding City First’s reach through PPP Supporting more quality education throughout the District Supporting more minority owned/led organizations Supporting advocacy organizations for the environment, local small business, and legal justice Expanding relationships with healthcare providers/systems Supporting other certified benefit corporations Supporting arts organizations with a national/global reach Credit exposure As of June 30, 2020, City First had $7.45 million of hospitality loans outstanding Stronger Together 16 CITY FIRST COVID-19 IMPACT

• • Third party loan review, which included COVID-related stress testing Extensive analysis performed on both credit portfolios Credit • Collaborative, detailed review of both companies’ cost structure, interest risk, and growth strategy Identification of potential revenue synergies rate • Financial • • • Thorough review of all regulatory, compliance, legal Human capital assessment and planning Emphasis on shared cultural values & operational risk Risk Management & Culture Stronger Together 17 COMPREHENSIVE MUTUAL DUE DILIGENCE PROCESS

Key Merger Assumptions Consideration Financial Impact Earnings Accretion • 100% stock with CFBanc merging into BYFC • Significant accretion to both parties Capital Ratios(3) Estimated Cost Savings • • 15% of combined non-interest expense base 50% realization of cost savings in 2021 and 100% thereafter • • 9.0%+ TCE ratio 17.0%+ total risk-based capital ratio Internal Rate of Return(4) Merger & Integration Costs • In excess of 20% • $7.41 million pre-tax Credit Assumptions • • $7.32 million loan credit mark 3.6% of gross loans(1) Other Assumptions • • CFBanc’s balance sheet will be subject to fair market value accounting CDI of 0.5% amortized over 10 years(2) (1) Credit mark as a percentage of projected loans at close (2) Using sum-of-the-years digits (3) Shown pro forma as of December 31, 2020 for illustrative purposes; Includes purchase accounting adjustments (4) Internal rate of return to BYFC Stronger Together 18 MERGER ASSUMPTIONS & IMPACT